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                                                                   EXHIBIT 23.02

                         CONSENT OF INDEPENDENT AUDITOR


I CONSENT TO THE REFERENCE TO ME UNDER THE CAPTION "EXPERTS" AND TO THE USE OF MY REPORT DATED MAY 10, 2001 IN THE REGISTRATION STATEMENT ON FORM SB-2 AND RELATED PROSPECTUS OF NEW ENGLAND ACQUISITIONS, INC.


/S/ WILLIAM MEYLER

MIDDLETOWN, NJ


September 20, 2001